Exhibit 99.1

NEXEON

Nexeon MedSystems Inc

Corporate Overview

www.nexeonmed.com

Safe Harbor Statement

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including, without limitation the projections, that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "will," "may," "plans," "potential," "preliminary," "anticipates", "believes", "plans", "expects", "future", "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including those set forth in the sections titled "Risk Factors" in filings with the Securities and Exchange Commission. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

Any forward-looking statements in this presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, industry and future growth. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, whether as a result of new information results of future events or otherwise, after the date on which statements are made or to reflect the occurrence of unanticipated events.

The company has provided certain non-GAAP financial information as supplemental information regarding its operating results. These measures are not in accordance with, or an alternative for, U.S. GAAP and may be different from non-GAAP measures reported by other companies. The company believes that its presentation of non-GAAP measures, adjusted EBITDA and adjusted EBITDA /GP margin provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. In addition, the company's management uses these measures for reviewing the financial results of the company and for budgeting and planning purposes.

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC ● www.nexeonmed.com 2 NEXEON

Nexeon Overview

Best-in-Class Device

Neurostimulation device combining current steering, directional leads, closed loop sensing all on a rechargeable platform

$10M in non-dilutive financing from NIH/strategic validating the platform

Large Addressable Market

Existing $750M market[1] with EU/US reimbursement

Multiple Near-Term Catalysts

CE Mark and FDA approvals in process

2nd product launch in non-invasive vagus nerve stimulation

Protected Platform

~150 patent matters from Medtronic / Siemens

Current Business Highlights

Existing profitable OEM business with long term contracts

[1] https://www.grandviewresearch.com/industry-analysis/deep-brain-stimulators-dbs-market

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC • www.nexeonmed.com 3 NEXEON

Catalysts

2019

Q1

Data
Targeted Withdrawal feasibility

Q2

Data
Targeted Atrial fibrillation pilot

Q3

DBS CE Mark
Target filing for CE Mark for sales in EU

Q4

Data
Target Withdrawal pivotal N=60

DBS PMA
Target Filing

2020

Q1

Withdrawal de Novo
Targeted PMA Submission

DBS CE Mark targeted approval
Targeted EU sales begin

Q2

Withdrawal target approval
Targeted Sales begin

Q3

Data
Targeted Atrial fibrillation pivotal

DBS PMA targeted approval
Targeted US Sales begin

Q4

Afib de Novo
Targeted PMA Submission

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC • www.nexeonmed.com 4 NEXEON

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com DBS Market: Our Primary Opportunity 5 11.5% CAGR 2014 - 2025 1 Large, robust provider network with established $750M+ annual revenue 1 Strong reimbursement Believed to be an underpenetrated market with potentially growing patient base Anemic innovation for over 20 years – industry ripe for disruption Closed - loop stimulation at the forefront for the market $796 $887 $989 $1,103 $1,230 $1,371 2016 2017 2018 2019 2020 2021 https://www.grandviewresearch.com/industry - analysis/deep - brain - stimulators - dbs - market 1

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com Unmet Need 6 • Significant unmet need for alternative to trial - and - error based manual DBS reprogramming • Reduce physician burden • Facilitate use of more complex lead designs, potentially contributing to greater patient benefit Manual Adaptive Basis for Adjustment Observable symptoms and side effects Brain signal detection and measurement Time to Optimization 18 - 32 hours over multiple doctor visits during first year post - procedure Near - real - time, based on defined parameters Lead Design Simple: Cylindrical Contacts Complex: Directional Leads Source: Daria Nesterovich Anderson et al 2017 J. Neural Eng. Algorithmic Reprogramming has the potential to maximize therapeutic benefit while mitigating side effects

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com Viant ™ Designed to alleviate shortcomings in today’s therapy, resulting in potentially fewer compromises for MD’s and patients 7 TWO - WAY DATA FLOW Existing DBS devices are unable to record brain function necessitating a trial and error adjustment process which relies on a patient’s observable symptoms. This requires multiple doctor visits to achieve optimal stimulation patterns to treat each individual patient. Benefits Designed to detect, measure and collect brain signals while simultaneously providing targeted DBS therapy to reduce the need for poorly reimbursed and lengthy, painful reprogramming visits. Rechargeable technology designed to reduce the number of surgeries for patients and allow unconstrained use of the sensing ability. Data Integration – Designed to record and store large amounts of neural data for the first time, integrated into our cloud based Neural Hub. Asleep Procedure - Using brain signals, patients will have the potential to one day be able to have an implant done under general anesthesia, removing one of the greatest hesitations for patients to undergo the surgery.

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com Our Goal: To Address Unmet Needs 8 Uniquely positioned platform, combining all necessary capabilities to potentially advance DBS Rechargeable, one surgery versus multiple Recording designed to enable disease discovery to lower reprogramming time Deliver any conceivable waveform; designed to enable new discoveries and potentially create IP opportunities 16 controllable current source enables customized therapy Pathway to closed loop stimulation, 24/7 patient symptom optimization Directional leads designed to increase efficacy a nd potentially lower side effects Neural Hub Analytics Platform, Dropbox for neurologists designed to make new discoveries and optimize patient care

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com Clinical Results 9 Encouraging outcome for both patient & surgeon* “The described excellent surgical response adds to the notion that combined thalamic and pallidal DBS is a safe and effective tr eatment option in selected MDS patients”* “The used deep brain stimulation device has proven safe and efficient for the multi - electrode treatment”* Data presented at EFSSN conference Sept 2016* Clinical Grade Platform utilized by GSK as part of their $750M JV with Google 2017 Acute clinical study, N=6 to optimize signal to noise in LFP recording *C.K.E. Moll, et al: Long - term follow - up of concomitant thalamic and palladial stimulation in a dystonic head tremor patient using the Synapse™ System, ESSFN 2016

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com European Commercialization Summary 10 UK Netherlands Germany Austria France Spain 50 top providers in close proximity (roughly the size of New England area) Small direct sales force with distributors in most countries Strong reimbursement and technology driven KOL’s limit need for large sales force

US Commercialization Summary

Provider Network



Established Market

US Reimbursement

Representative sales pricing from Medtronic*	
Implantable Pulse Generator - Neurostimulator	$26,900
Extensions - 8 Channel X2	2,000
Lead - 8 Channel Directional X2	8,000
Patient Programmer	1,190
Charger	2,390
Total System Sales Price	**$40,480**

Strong Health Economics

Procedure

Profitable for physicians and hospitals

NEXEON

Attractive margins at scale

Known Reimbursements

Potential Opportunity

Health Economics
Strong health economic with rechargeable battery

Hospital Competitiveness
Attract patients who want asleep procedure

Technology
Cutting edge technology

Patient / Caregiver Value
Designed to provide value to patient / caregiver by lowering reprogramming time and visits

Competitive Differentiators

* *https://www.medtronic.com/content/dam/medtronic-com/professional/documents/deep-brain-stimulation-reimbursement-guide-2018.pdf- 2014.pdf*

PRIVATE AND CONFIDENTIAL   NEXEON MEDSYSTEMS INC • www.nexeonmed.com   11   NEXEON

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com Manufacturing Business: Historical Revenues & Synergies 12 • Attractive cash flows and EBITDA margins • Long - term contracts with key accounts • Production capacity to support growing pipeline Synergies include supply chain and lead manufacturing, potentially leading to 2nd product launch 2013 2014 2015 2016 2017 Total Revenue $5.6M $6.4M $6.1M $6.1M $7.4M Revenue Growth - 7% 15% - 4% - 1% 20% Gross Profit $1.4M $2.2M $1.8M $1.8M $2.0M Adjusted EBITDA $586,529 $686,181 $424,265 $717,020 $556,805 Adjusted EBITDA/GP Margin % 45% 31% 23% 39% 27% Unaudited: Reflects Medi - Line Fiscal Year Apr - Mar and adjusted to U.S. GAAP. Euros converted to U.S. dollars at historic conversion rates.

Intermittent neurostimulation program



Auricular vagus nerve stimulation ("aVNS")

- Non-invasive activation of the vagus nerve for a variety of indications
- Primary product launch in the treatment of opioid withdrawal symptoms
- Funded clinical programs in atrial fibrillation and foreign language acquisition

Opioid Use Disorder (OUD), characterized by problematic symptoms of addiction to and withdrawal from opioids, is part of a public health crisis affecting more than **1.9 million** Americans.[1]

Annual Economic **COSTS** of opioid abuse is estimated **~$12,000** per patient[2]

*The risk of developing Atrial Fibrillation at age 40 is **1 in 4**[3]*

Annual Economic **COSTS** of atrial fibrillation[4] estimated **~$4,700** per patient

$6.65B with **276,000** ER visits and **350,000** hospitalizations

[1] Ann Intern Med. 2017 Sep 5;167(5):293-301. doi: 10.7326/M17-0865. Epub 2017 Aug 1.
[2] Kirson, Noam Y., et al. "The economic burden of opioid abuse: updated findings." Journal of managed care & specialty pharmacy 23.4 (2017): 427-445.

[3] http://www.preventaf-strokecrisis.org/; [4] https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3324990/

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC • www.nexeonmed.com 13 NEXEON

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com 13 Patents Granted 7 Patents Pending 76 Patents Granted 6 Patents Pending Transvascular Stimulation (Bates, MD portfolio) Remote Monitoring (Medtronic portfolio) Internet of Medical Things (Siemens portfolio) Proprietary IPG (Synaptix acquisition) Intellectual Property Portfolio 14

Leadership



WILL ROSELLINI, JD, MBA

Chairman, CEO

- 6 advanced degrees related to neurotechnology
- 15-yr vet in neurotech
- 4 successful exits (MTI in pivotal studies)

MicroTransponder
DSS
EMERITUS
SARIF



CHRIS MILLER

CFO

- 15+ yrs serving as CFO, treasurer, and interim CFO for wide variety of early-stage & non-profit organizations, both public & private

WindGen

Doherty & Co., LLC



Luc Van Immerseel, PHD

Inventor and VP of Development

- Inventor of sensing technology
- 25 years of ASIC-neuro development and signal processing for neurostimulation devices

Advanced Bionics
PHILIPS

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PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com Summary Consolidated Financial Data 16 2018 2017 % change 2017 2016 % change Revenues $ 7,666,827 $ 1,147,288 568% $ 3,302,775 $ 1,494,881 121% Gross Profit 2,133,654 409,624 421% 981,019 1,455,752 -33% Net Loss (3,067,224) (3,590,801) -15% (2,177,641) (802,463) 171% Basic and Diluted GAAP EPS $ (1.56) $ (2.08) -25% $ (1.23) $ (0.59) 108% Gross Margin 28% 36% 30% 97% (unaudited) (audited) For the Nine Months For the Years Ended Ended September 30, December 31,

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com Summary Balance Sheet Data 17 September 30, 2018 (unaudited) Cash and cash equivalents $ 125,573 Total assets 18,577,891 Total liabilities 9,438,937 Total stockholder's equity $ 9,138,954 Long-Term Debt September 30, 2018 (unaudited) 12.00% Senior Convertible Secured Note, amortization begins 2018, 2019 maturity $ 1,120,000 1.27% Secured Bank Loan, monthly amortization, 2024 maturity 1,753,593 1.27% Secured Bank Loan, monthly amortization, 2024 maturity 272,623 0.72% Secured Bank Loan, monthly amortization, 2020 maturity 30,203 Floating Rate Secured Line of Credit 116,012 Loan Subsidy, amortization begins 2018, 2032 maturity 179,600 Revolving Credit 24,237 Capitalized Building Lease 607,687 Capitalized Equipment Lease 23,083 Less: Original purchase discount, net of amortization (125,705) Total Debt 4,001,333 Less: Current portion of debt, net of original discount current portion (1,673,667) Total Long-Term Debt $ 2,327,666

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com 18 Capitalization Table Issued and Outstanding 1,965,646 as of December 10, 2018 Warrants Outstanding 82,926 (WAEP - $19.39 per share) as of December 10, 2018 Options Outstanding 345,736 (WAEP - $13.81 per share; 75.5% vested) as of December 10, 2018 Long - term Debt $2,327,666 as of September 30, 2018 Leonite Capital, LLC holds an outstanding convertible promissory note in the principal amount of $1,080,000 as of December 10, 2018, wh ich is convertible into an aggregate of 123,429 shares of common stock at a conversion price of $8.75 per share, subject to adjustment.

PRIVATE AND CONFIDENTIAL NEXEON MEDSYSTEMS INC www.nexeonmed.com Non - GAAP Reconciliation Medi - Line S.A (manufacturing business) Adjusted EBITDA For the fiscal years 2013 - 2017 19 Unaudited: Reflects Medi - Line Fiscal Year Apr - Mar and adjusted to U.S. GAAP. Euros converted to U.S. dollars at historic conversion rates. 2017 2016 2015 2014 2013 Revenues $ 7,356,792 $ 6,123,371 $ 6,160,834 $ 6,439,433 $ 5,620,786 Adjusted EBITDA 556,805 717,020 424,265 686,181 586,529 Depreciation and amortization (348,091) (258,339) (288,205) (370,745) (362,857) Interest expense (9,652) (14,765) (20,234) (24,921) (53,368) Provision for taxes (41,413) (51,799) (32,046) (88,478) (35,355) Items of Other Income (Expense) Interest income 755 1,861 1,887 8,879 17,517 Bad debt (20,659) 17,009 (26,462) (3,859) 89,227 Extraordinary income (expense) - 1,975 (2,570) 10,144 - Provision for liabilities - - 80,214 (17,449) (64,384) Net Income $ 137,745 $ 412,962 $ 136,849 $ 199,752 $ 177,309